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                                                                    Exhibit 23.1


             CONSENT OF DELOITTE & TOUCHE LLP, INDEPENDENT AUDITORS


We consent to the incorporation by reference in this Registration Statement of SSE Telecom,, Inc. on Form S-8 of our report dated November 25, 1998, incorporated by reference in the Annual Report on Form 10-K of SSE Telecom,, Inc. for the year ended September 26, 1998 which is part of this Registration Statement.


                                        /s/ Deloitte & Touche LLP

San Jose, California
December 28, 1998